UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 23, 2013

BIG TREE GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-27845	90-0287423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

South Part 1-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China	515023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 754 83238888

TRANSAX INTERNATIONAL LIMITED
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Big Tree Group, Inc. announced today that its trading symbol on the OTCQB has been changed to “BIGG” effective at the open of business on January 23, 2013. Our stock was formerly quoted on the OTCQB as TNSX. The new ticker symbol follows the Company’s recent corporate name change to more accurately reflect its core business as a provider or sourcing, distribution and specialty manufacture of toys and related products.

Item 9.01.                      Financial Statements And Exhibits.

(d)           Exhibits

99.1         Press Release of Big Tree Group, Inc. dated January 23, 2013 (furnished herewith).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Big Tree Group, Inc.

Date: January 23, 2013	By: /s/ Wei Lin
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors